Acquisitions, business combinations, investments (including debt securities), purchases of intangible assets, divestitures and sale of debt securities - Divestitures and sale of debt securities (Details) - EUR (€)
€ in Thousands
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Investments and Purchases of Intangible Assets
Investments and purchases of intangible assets, total purchase consideration	€ 104,390	€ 134,423	€ 175,300
Cash consideration	104,390	134,423	175,300
Divestitures
Proceeds from divestitures and sale of debt securities	910,911	326,696	126,454
Cash portion of proceeds from divestitures and sale of debt securities and equity investments	704,883	261,796	117,832
Non-cash portion of proceeds from divestitures and sale of debt securities and equity investments	206,028	64,900	€ 8,622
Current assets divested	746,181	119,709
Cash divested	13,622	33,151
Non-current assets divested	326,525	402,702
Current liabilites divested	352,869	53,015
Non-current liabilites divested	€ 213,743	€ 26,491